                                                                      EXHIBIT 10
                                                                      ----------

                    ELEVENTH AMENDMENT TO CREDIT AGREEMENT
                    --------------------------------------


     This Eleventh Amendment to Credit Agreement (the "Amendment") is made on this 15th day of May, 2000 by and among Converse Inc. (the "Borrower"), BT Commercial Corporation, as Agent (in such capacity, the "Agent") and BT Commercial Corporation (in its capacity as lender, "BTCC"), Fleet Business Credit Corporation ("FBC"), LaSalle National Bank ("LaSalle"), BankBoston, N.A. ("BankBoston"), FINOVA Capital Corporation ("FINOVA"), GMAC Commercial Credit LLC ("GMAC"), Fleet Capital Corporation ("Fleet"), Bank of America, N.A. ("BofA"), Heller Financial, Inc. (BT, FBC, LaSalle, BankBoston, FINOVA, GMAC, Fleet, BofA, and Heller referred to collectively as "Lenders").

                             W I T N E S S E T H:

     WHEREAS, the Agent, the Lenders and the Borrower are parties to that certain Credit Agreement dated as of May 21, 1997, as amended by that certain First Amendment to Credit Agreement dated as of June 26, 1997, that certain Second Amendment to Credit Agreement dated as of November 21, 1997, that certain Third Amendment to Credit Agreement dated as of January 29, 1998, that certain Fourth Amendment to Credit Agreement dated as of September 16, 1998, that certain Fifth Amendment to Credit Agreement dated as of May 28, 1999, that certain Sixth Amendment to Credit Agreement dated as of July 30, 1999, that certain Seventh Amendment to Credit Agreement dated as of October 31, 1999, that certain Eighth Amendment to Credit Agreement dated November 15, 1999, that certain Ninth Amendment to Credit Agreement dated February 15, 2000, and that certain Tenth Amendment to Credit Agreement dated March 31, 2000 (collectively, the "Credit Agreement"); and

     WHEREAS, the parties desire to amend the Credit Agreement, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     SECTION 1.  DEFINITIONS.  Unless otherwise defined herein, all capitalized
                 -----------
terms shall have the meaning given to them in the Credit Agreement.

     SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.
                 ------------------------------

          2.1 The defined term "Borrowing Base", which appears in Section 1.1 of the Credit Agreement, is hereby amended by deleting the reference to " May 15, 2000" contained in subsection (F)(i) thereof and inserting "June 30, 2000" in its stead.

     SECTION 3.  WAIVER.
                 ------

            3.1 WAIVER OF EVENT OF DEFAULT. Borrower has advised the Agent that Borrower has failed to comply with the provisions of Section 7.7 of the Credit Agreement for the 12 month period ending March 31, 2000, which failure constitutes an Event of Default. Subject to the satisfaction by the Borrower of the conditions precedent contained herein, the Agent and Required Lenders hereby waive the Event of Default occasioned as a result of Borrower's failure to comply with the provisions of Section 7.7 for the 12 month period ending March 31, 2000. Such waiver is limited to the Event of Default described herein and is not a waiver with respect to any other Default or Event of Default which has or may occur pursuant to the terms of the Credit Agreement generally.

     SECTION 4. CONDITIONS PRECEDENT.  The effectiveness of this Amendment is
                --------------------
expressly conditioned upon satisfaction of the following conditions precedent:

            4.1 AMENDMENT. Agent shall have received copies of this Amendment duly executed by Borrower and Lenders constituting Required Lenders.

            4.2 AMENDMENT FEE. Borrower shall have paid to Agent for the benefit of the Lenders who have committed to make advances pursuant to subsection (F) of the Borrowing Base, an amendment fee in the amount of $50,000.

            4.3 WAIVER FEE. Borrower shall have paid to Agent for the benefit of the Lenders in accordance with their respective Revolving Credit Commitments as set forth on Annex I as amended herein, a Waiver Fee in the amount of $100,000.

            4.4 OTHER. Agent shall have received such other documents, certificates and assurances as it shall reasonably request.

     SECTION 5.  REAFFIRMATION OF BORROWER.  Borrower hereby represents and
                 -------------------------
warrants to Agent and Lender that (i) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lender have granted their consent; (ii) to the best of Borrower's knowledge, on the date hereof it is in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) to the best of Borrower's knowledge, upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.

     SECTION 6.  FULL FORCE AND EFFECT.  Except as herein amended, the Credit
                 ---------------------
Agreement and all other Credit Documents shall remain in full force and effect.

     SECTION 7.  COUNTERPARTS.  This Amendment may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                    BORROWER:

                                    CONVERSE INC.


                                    By: /s/ Donald J. Camacho
                                        ---------------------
                                        Name: Donald J. Camacho
                                              -----------------
                                        Title:  Senior Vice President
                                                ---------------------

                                    AGENT:

                                    BT COMMERCIAL CORPORATION


                                    By: /s/ Frank Fazio
                                        ---------------
                                        Name:  Frank Fazio
                                               -----------
                                        Title: Director
                                               --------


                                    LENDERS:

                                    BT COMMERCIAL CORPORATION


                                    By: /s/ Frank Fazio
                                        ----------------
                                        Name:   Frank Fazio
                                                -----------
                                        Title:    Director
                                                  --------


                                    FLEET BUSINESS CREDIT
                                    CORPORATION


                                    By: /s/ Kim Bushey
                                        --------------
                                        Name:  Kim Bushey
                                               ----------
                                        Title:  Vice President
                                                --------------

                                    LASALLE NATIONAL BANK


                                    By:   /s/ Christopher S. Clifford
                                          ---------------------------
                                          Name:  Christopher S. Clifford
                                                 -----------------------
                                          Title:  Senior Vice President
                                                  ---------------------

                                    BANKBOSTON, N.A.


                                    By: /s/ Kim Bushey
                                        --------------
                                      Name:  Kim Bushey
                                             ----------
                                      Title:  Vice President
                                              --------------

                                    Lenders:

                                    FINOVA CAPITAL CORPORATION


                                    By:  /s/  Brian Rujewitz
                                         ---------------------
                                         Name:  Brian Rujewitz
                                                --------------
                                         Title:  Vice President
                                                 --------------

                                    GMAC COMMERCIAL CREDIT LLC


                                    By:  /s/  Anthony Viola
                                         ------------------
                                         Name:  Anthony Viola
                                                -------------
                                         Title:  Vice President
                                                 --------------

                                    FLEET CAPITAL CORPORATION


                                    By: /s/ Kim Bushey
                                        --------------
                                        Name:  Kim Bushey
                                               ----------
                                        Title:  Vice President
                                                --------------

                                    BANK OF AMERICA, N.A.


                                    By:
                                        -----------------------
                                        Name:
                                             ------------------
                                        Title:
                                              -----------------

                                    HELLER FINANCIAL, INC.


                                    By:  /s/  Tara Urobel
                                         ----------------
                                         Name:  Tara Urobel
                                                -----------
                                         Title:   Vice President
                                                  --------------

                                    ANNEX I
                                    -------

                        LENDERS AND COMMITMENT AMOUNTS
                        ------------------------------

Lender                                  Revolving Credit Commitment
------                                  ---------------------------


BT Commercial Corporation                        $12,600,000
233 South Wacker Drive, Suite 8400
Chicago, Illinois 60606

Fleet Business Credit Corporation                $12,000,000
200 Glastonbury Blvd.
Glastonbury, CT 06033

LaSalle National Bank                            $12,600,000
135 South LaSalle Street, Suite 425
Chicago, IL 60603

FINOVA Capital Corporation                       $ 9,600,000
311 South Wacker Drive, Suite 4400
Chicago, IL 60606-6618

GMAC Commercial Credit LLC                       $12,000,000
1290 Avenue of the Americas, 3rd Floor
New York, NY 10104

Fleet Capital Corporation                        $ 3,600,000
200 Glastonbury Blvd.
Glastonbury, CT 06033

Bank of America, N.A.                            $ 9,600,000
600 Peachtree Street, 13th Floor
Atlanta, Georgia 30308

Heller Financial, Inc.                           $12,000,000
500 West Monroe Street, 18th Floor
Chicago, IL 60661

BankBoston, N.A.                                 $ 6,000,000

                                   ANNEX I-A

                         LENDERS AND COMMITMENT AMOUNT
                     WITH RESPECT TO SUBSECTION (F) OF THE
                             BORROWING BASE AS OF
                                 MAY 15, 2000

Name and Address of Lender                 REVOLVING CREDIT COMMITMENT
--------------------------                 ---------------------------

BT Commercial Corporation                           $4,000,000
233 South Wacker Drive, 84th Floor
Chicago, Illinois 60606

LaSalle National Bank                               $2,000,000
135 South LaSalle Street, Suite 425
Chicago, IL 60603